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                                                                    EXHIBIT 23.1


             CONSENT OF FREEMAN AND DAVIS LLP, INDEPENDENT AUDITORS

The  Board  of  Directors
Famous  Fixins,  Inc.:

We hereby consent to the inclusion in the Registration Statement on Form S-8 of Famous Fixins, Inc., of our report dated January 25, 2002 relating to the financial statements of Famous Fixins, Inc. for the year ended December 31, 2001.

/s/  Freeman  and  Davis  LLP
New  York,  New  York
January  14,  2003




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